UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☐

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a‑12

ARCELLX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0‑11.

25 West Watkins Mill Road, Suite A
Gaithersburg, Maryland 20878
(240) 327-0603

May 4, 2023

Dear Fellow Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of Arcellx, Inc., to be held on Tuesday, June 13, 2023 at 1:00 pm, Eastern Time. The annual meeting will be conducted virtually via live audio webcast. You will be able to attend the annual meeting virtually by visiting www.proxydocs.com/ACLX, where you will be able to listen to the meeting live, submit questions and vote online.

The attached formal meeting notice and proxy statement contain details of the business to be conducted at the annual meeting.

Your vote is important. Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the annual meeting. Therefore, we urge you to vote and submit your proxy promptly via the Internet, telephone or mail.

On behalf of our Board of Directors, we would like to express our appreciation for your continued support of and interest in Arcellx.

Sincerely,

Rami Elghandour

President, Chief Executive Officer and Chairman

-i-

ARCELLX, INC.
25 West Watkins Mill Road, Suite A
Gaithersburg, Maryland 20878

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	1:00 pm, Eastern Time, on Tuesday, June 13, 2023
Place

The annual meeting will be conducted virtually via live audio webcast. You will be able to attend the annual meeting virtually by visiting www.proxydocs.com/ACLX, where you will be able to listen to the meeting live, submit questions and vote online during the meeting.

Items of Business
•
To elect two Class I directors to hold office until our 2026 annual meeting of stockholders and until their respective successors are elected and qualified.
•
To amend the Company’s certificate of incorporation to reflect new Delaware law provisions regarding officer exculpation.
•
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.
•
To transact other business that may properly come before the annual meeting or any adjournments or postponements thereof.

Record Date	April 14, 2023 Only stockholders of record as of April 14, 2023 are entitled to notice of and to vote at the annual meeting.
Availability of Proxy Materials

The Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement, notice of annual meeting, form of proxy and our annual report, is first being sent or given on or about May 4, 2023 to all stockholders entitled to vote at the annual meeting.

The proxy materials and our annual report can be accessed as of May 4, 2023 by visiting https://ir.arcellx.com/financials/sec-filings.

Voting	Your vote is important. Whether or not you plan to attend the annual meeting, we urge you to submit your proxy or voting instructions via the Internet, telephone or mail as soon as possible.

By order of the Board of Directors,

Rami Elghandour

President, Chief Executive Officer and Chairman

Gaithersburg, Maryland

May 4, 2023

-ii-

-iii-

ARCELLX, INC.

PROXY STATEMENT

FOR 2023 ANNUAL MEETING OF STOCKHOLDERS
To be held at 1:00 pm, Eastern Time, on Tuesday, June 13, 2023

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Why am I receiving these materials?

This proxy statement and the form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2023 annual meeting of stockholders of Arcellx, Inc., a Delaware corporation, and any postponements, adjournments or continuations thereof. The annual meeting will be held on Tuesday, June 13, 2023 at 1:00 pm, Eastern Time. The annual meeting will be conducted virtually via live audio webcast. You will be able to attend the annual meeting virtually by visiting www.proxydocs.com/ACLX, where you will be able to listen to the meeting live, submit questions and vote online during the meeting. Stockholders can go to www.proxydocs.com/ACLX to register to attend the virtual meeting. Stockholders who register to attend will receive an email containing a link to the virtual meeting one hour prior to the meeting start time.

The Notice of Internet Availability of Proxy Materials, or “Notice of Internet Availability”, containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and form of proxy, and our annual report, is first being sent or given on or about April 28, 2023 to all stockholders of record as of April 14, 2023. The proxy materials and our annual report can be accessed as of April 28, 2023 by visiting [https://ir.arcellx.com/financials/sec-filings]. If you receive a Notice of Internet Availability, then you will not receive a printed copy of the proxy materials or our annual report in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials and our annual report are set forth in the Notice of Internet Availability.

What proposals will be voted on at the annual meeting?

The following proposals will be voted on at the annual meeting:

•
the election of two Class I directors to hold office until our 2026 annual meeting of stockholders and until their respective successors are elected and qualified;
•
the amendment of the Company’s certificate of incorporation to reflect new Delaware law provisions regarding officer exculpation; and
•
the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

As of the date of this proxy statement, our management and board of directors were not aware of any other matters to be presented at the annual meeting.

How does the board of directors recommend that I vote on these proposals?

Our board of directors recommends that you vote your shares:

•
“FOR” the election of each Class I director nominee named in this proxy statement;
•
“FOR” the amendment of the Company’s certificate of incorporation to reflect new Delaware law provisions regarding officer exculpation; and
•
“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

Who is entitled to vote at the annual meeting?

Holders of our common stock as of the close of business on April 14, 2023, the record date for the annual meeting, may vote at the annual meeting. As of the record date, there were [●] shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the annual meeting. Stockholders are not permitted to cumulate votes with respect to the election of directors.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability was sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the annual meeting. Throughout this proxy statement, we refer to these holders as “stockholders of record.”

Street Name Stockholders. If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of shares held in street name, and the Notice of Internet Availability was forwarded to you by your broker, bank or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions that your broker, bank or other nominee sent to you. Throughout this proxy statement, we refer to these holders as “street name stockholders.”

Is there a list of registered stockholders entitled to vote at the annual meeting?

A list of registered stockholders entitled to vote at the annual meeting will be made available for examination by any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the meeting between the hours of 9:00 a.m. and 4:30 p.m., Eastern Time, at our principal executive offices located at 25 West Watkins Mill Road, Suite A, Gaithersburg, Maryland 20878 by contacting our corporate secretary.

How many votes are needed for approval of each proposal?

•
Proposal No. 1: Each director is elected by a plurality of the voting power of the shares present in person (including virtually) or represented by proxy at the annual meeting and entitled to vote on the election of directors. A plurality means that the nominees with the largest number of FOR votes are elected as directors. You may (1) vote FOR the election of each of the director nominees named herein or (2) WITHHOLD authority to vote for each such director nominee. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of choosing to WITHHOLD authority to vote or a broker non‑vote, will have no effect on the outcome of the election.
•
Proposal No. 2: The amendment of the Company’s certificate of incorporation to reflect new Delaware law provisions regarding officer exculpation requires an affirmative FOR vote of a majority of our common stock outstanding to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 2, the abstention will have the same effect as a vote AGAINST the proposal. Broker non-votes will have no effect on the outcome of this proposal.

•
Proposal No. 3: The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023 requires the affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the annual meeting and entitled to vote thereon. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against this proposal, i.e., will have the same effect as a vote AGAINST this proposal. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.

What is the quorum requirement for the annual meeting?

A quorum is the minimum number of shares required to be present or represented at the annual meeting for the meeting to be properly held under our amended and restated bylaws and Delaware law. The presence, in person (including virtually) or by proxy, of a majority of the voting power of our capital stock issued and outstanding and entitled to vote will constitute a quorum to transact business at the annual meeting. Abstentions, choosing to withhold authority to vote and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairperson of the meeting may adjourn the meeting to another time or place.

How do I vote and what are the voting deadlines?

Stockholder of Record. If you are a stockholder of record, you may vote in one of the following ways:

•
by Internet at www.proxydocs.com/ACLX, 24 hours a day, 7 days a week, until 1:00 pm, Eastern Time, on June 13, 2023 (have your Notice of Internet Availability or proxy card in hand when you visit the website);
•
by toll-free telephone at 866-460-4988, 24 hours a day, 7 days a week, until 1:00 pm, Eastern Time, on June 13, 2023 (have your Notice of Internet Availability or proxy card in hand when you call);
•
by completing, signing and mailing your proxy card (if you received printed proxy materials), which must be received prior to the annual meeting; or
•
by attending the annual meeting virtually by visiting www.proxydocs.com/ACLX, where you may vote during the meeting (have your Notice of Internet Availability or proxy card in hand when you visit the website).

Street Name Stockholders. If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If your voting instruction form or Notice of Internet Availability indicates that you may vote your shares through the proxyvote.com website, then you may vote those shares at the annual meeting with the control number indicated on that voting instruction form Notice of Internet Availability. Otherwise, you may not vote your shares at the annual meeting unless you obtain a legal proxy from your broker, bank or other nominee.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•
“FOR” the election of each Class I director nominee named in this proxy statement (Proposal No. 1);
•
“FOR” the amendment of the Company’s certificate of incorporation to reflect new Delaware law provisions regarding officer exculpation (Proposal No. 2); and
•
“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023 (Proposal No. 3).

In addition, if any other matters are properly brought before the annual meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Street Name Stockholders. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole routine matter: the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. Your broker, bank or other nominee will not have discretion to vote on any other proposals, which are considered non‑routine matters, absent direction from you. In the event that your broker, bank or other nominee votes your shares on our sole routine matter but is not able to vote your shares on the non‑routine matters, then those shares will be treated as broker non‑votes with respect to the non‑routine proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.

Can I change my vote or revoke my proxy?

Stockholder of Record. If you are a stockholder of record, you can change your vote or revoke your proxy before the annual meeting by:

•
entering a new vote by Internet or telephone (subject to the applicable deadlines for each method as set forth above);
•
completing and returning a later‑dated proxy card, which must be received prior to the annual meeting;
•
delivering a written notice of revocation to our corporate secretary at Arcellx, Inc., 25 West Watkins Mill Road, Suite A, Gaithersburg, Maryland 20878, Attention: Corporate Secretary, which must be received prior to the annual meeting; or
•
attending and voting at the annual meeting (although attendance at the annual meeting will not, by itself, revoke a proxy).

Street Name Stockholders. If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.

What do I need to do to attend the annual meeting?

We will be hosting the annual meeting via live audio webcast only.

Stockholder of Record. If you were a stockholder of record as of the record date, then you may attend the annual meeting virtually, and will be able to submit your questions during the meeting and vote your shares electronically during the meeting by visiting www.proxydocs.com/ACLX. Stockholders can go to www.proxydocs.com/ACLX to register to attend the virtual meeting. Stockholders who register to attend, will receive an email containing a link to the virtual meeting one hour prior to the meeting start time. To attend and participate in the annual meeting, you will need the control number included on your Notice of Internet Availability or proxy card. The annual meeting live audio webcast will begin promptly at 1:00 pm, Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 12:00 pm, Eastern Time, and you should allow ample time for the check-in procedures.

Street Name Stockholders. If you were a street name stockholder as of the record date and your voting instruction form or Notice of Internet Availability indicates that you may vote your shares through the meeting’s website, then you may access and participate in the annual meeting with the control number indicated on that voting instruction form or Notice of Internet Availability. Otherwise, street name stockholders should contact their bank, broker or other nominee and obtain a legal proxy in order to be able to attend and participate in the annual meeting.

How can I get help if I have trouble checking in or listening to the annual meeting online?

If you encounter difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Rami Elghandour, our President, Chief Executive Officer and Chairman, Michelle Gilson, our Chief Financial Officer, and Maryam Abdul-Kareem, our General Counsel, have been designated as proxy holders for the annual meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the annual meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors on the proposals as described above. If any other matters are properly brought before the annual meeting, then the proxy holders will use their own judgment to determine how to vote your shares. If the annual meeting is postponed or adjourned, then the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

Who will count the votes?

A representative of Mediant Communications LLC, will tabulate the votes and act as inspector of election.

How can I contact Arcellx’s transfer agent?

You may contact our transfer agent, Computershare Trust Company, N.A., by telephone at 1-800-736-3001 (US) or 1-781-575-3100 (non-US), or by writing Computershare Trust Company, N.A., at P.O. Box 43006, Providence, RI 02940-3606. You may also access instructions with respect to certain stockholder matters (e.g., change of address) via the Internet at www.computershare.com.

How are proxies solicited for the annual meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the annual meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

Where can I find the voting results of the annual meeting?

We will disclose voting results on a Current Report on Form 8‑K that we will file with the U.S. Securities and Exchange Commission, or SEC, within four business days after the meeting. If final voting results are not available to us in time to file a Form 8‑K, we will file a Form 8‑K to publish preliminary results and will provide the final results in an amendment to the Form 8‑K as soon as they become available.

Why did I receive a Notice of Internet Availability instead of a full set of proxy materials?

In accordance with the rules of the SEC we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability instead of a paper copy of the proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials on the Internet, how to vote on the proposals, how to request printed copies of the proxy materials and our annual report, and how to request to receive all future proxy materials in printed form by mail or electronically by e-mail. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce our costs and the environmental impact of our annual meetings.

What does it mean if I receive more than one Notice of Internet Availability or more than one set of printed proxy materials?

If you receive more than one Notice of Internet Availability or more than one set of printed proxy materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice of Internet Availability or each set of printed proxy materials, as applicable, to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one copy of the Notice of Internet Availability or proxy statement and annual report. How may I obtain an additional copy of the Notice of Internet Availability or proxy statement and annual report?

We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the Notice of Internet Availability and, if applicable, the proxy statement and annual report, to multiple stockholders who share the same address unless we receive contrary instructions from one or more stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, the proxy statement and annual report, to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s Notice of Internet Availability or proxy statement and annual report, as applicable, you may contact us as follows:

Arcellx, Inc.
Attention: Investor Relations
25 West Watkins Mill Road, Suite A
Gaithersburg, Maryland 20878
Tel: (240) 327-0603

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Composition of the Board

Our board of directors currently consists of seven directors. Our board of directors is divided into three classes with staggered three-year terms. Thus, at each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose term is then expiring.

The following table sets forth the names, ages as of April 14, 2023, and certain other information for each of our directors and director nominees:

Name	Class	Age	Position(s)	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Nominees for Director
Ali Behbahani (1)(3)	I	46	Director	2015	2023	2026
Derek Yoon (1)	I	48	Director	2020	2023	2026

Continuing Directors
Rami Elghandour	III	44	Chairman	2021	2025	—
Jill Carroll (2)(3)	II	47	Director	2017	2024	—
David Lubner (1)(2)	III	58	Director	2020	2025	—
Kavita Patel (2)	II	49	Director	2021	2024	—
Olivia Ware (3)	II	65	Director	2022	2024	—

(1) Member of audit committee

(2) Member of compensation committee

(3) Member of nominating and corporate governance committee

Nominees for Director

Ali Behbahani. Ali Behbahani, M.D. has served as a member of our board of directors since January 2015. Dr. Behbahani joined New Enterprise Associates (NEA), a venture capital firm, in 2007 and is currently a general partner on the healthcare team. Prior to joining NEA, he worked as an intern and later as a consultant in business development at The Medicines Company, a specialty pharmaceutical company developing acute care cardiovascular products. He previously held positions as a Venture Associate at Morgan Stanley Venture Partners from 2000 to 2002 and as a Healthcare Investment Banking Analyst at Lehman Brothers from 1998 to 2000. He has been a member of the board of directors of Genocea Biosciences (Nasdaq:GNCA) since February 2018, Oyster Point Pharma (Nasdaq:OYST) since July 2017, Monte Rosa Therapeutics, Inc. (Nasdaq:GLUE) since April 2020, Nkarta, Inc. (Nasdaq:NKTX) since August 2019, Black Diamond Therapeutics (Nasdaq:BDTX) since December 2018, CRISPR Therapeutics AG (Nasdaq:CRSP) since April 2015, Adaptimmune Therapeutics Plc (Nasdaq:ADAP) since September 2014, CVRx, Inc. (Nasdaq: CVRX) since July 2013, Minerva Surgical, Inc. (Nasdaq: UTRS) since May 2011, and was on the board of Nevro Corp. (NYSE:NVRO) from August 2014 to March 2019. Dr. Behbahani received a B.S. in biomedical engineering, electrical engineering and chemistry from Duke University, an M.B.A. from the Wharton School of the University of Pennsylvania and an M.D. from the University of Pennsylvania School of Medicine.

We believe that Dr. Behbahani is qualified to serve on our board due to his experience in life sciences and his experience as a member of the boards of directors of multiple companies in the life science industry.

Derek Yoon. Derek Yoon has served as a member of our board of directors since April 2020. Mr. Yoon has been employed as President & CEO at Solasta Ventures (previously known as Aju IB Investment) (Solasta), a venture capital firm, since November 2013 and a member of the board of directors of Solasta since July 2019. Since December 2017, Mr. Yoon has served as member of the board of directors of Trefoil Therapeutics, and between December 2015 and August 2017, Mr. Yoon served on the board of directors of Clearside Biomedical (Nasdaq:CLSD). Prior to Solasta, Mr. Yoon was a Portfolio Manager with RBS Citizens from April 2011 to November 2013. From July 2009 to April 2011, Mr. Yoon was an Investment Manager at Berwind Private Equity. From October 1999 to July 2007, Mr. Yoon was Investment Manager at

Kibo Capital in South Korea. Mr. Yoon received a Master of Finance from Boston College and a M.B.A. from Babson College. Mr. Yoon also received a B.S. in Chemical Engineering from Yonsei University in South Korea.

We believe Mr. Yoon is qualified to serve on our board of directors due to his experience in life sciences and his experience as a member of the boards of directors of multiple companies in the life science industry.

Continuing Directors

Rami Elghandour. Rami Elghandour has served as our President, Chief Executive Officer and Chairman of the Board of Directors since January 2021. Previously, Mr. Elghandour served in various roles at Nevro Corp., a medical device company, from October 2012 to March 2019 including President, Chief Business Officer and most recently Chief Executive Officer and as a member of the board of Nevro Corp. from May 2016 to March 2019. From September 2008 to October 2012, Mr. Elghandour managed investments for Johnson & Johnson Development Corporation (JJDC), the venture investing arm of Johnson & Johnson (NYSE:JNJ), where he led several investments and served on the board of directors of a number of private companies, including Nevro’s board of directors. Additionally, he led strategic initiatives in the development and management of JJDC’s portfolio. From 2001 to 2006, Mr. Elghandour worked for Advanced Neuromodulation Systems, Inc. (acquired by St. Jude Medical), a medical device company, where he led firmware design and development on several implantable neurostimulators. Mr. Elghandour received an M.B.A. from the Wharton School of the University of Pennsylvania and a B.S. in Electrical and Computer Engineering from Rutgers University School of Engineering.

We believe that Mr. Elghandour is qualified to serve on our board due to his investment and engineering experience, strategic track record, and his service as our President and Chief Executive Officer.

Jill Carroll. Jill Carroll, M.S. has served as a member of our board of directors since September 2017. Ms. Carroll has served as partner of SR One Capital Management, LP (S.R. One), an entity affiliated with SR One Capital Fund I Aggregator, LP since September 2020. Prior to S.R. One, Ms. Carroll was principal at S.R. One, Limited, initially joining as a Senior Associate in September 2011. From August 2010 to August 2011, Ms. Carroll served as a VP, Corporate Development at Limerick Biopharma. Between May 2004 and August 2010, Ms. Carroll was served as the Senior Director, Strategic Planning & Corporate Development at Dynavax Technologies (Nasdaq:DVAX), where she was involved in multiple pharma-partnering deals, as well as substantial private and public financings. Ms. Carroll also served as a director at Clearview Projects from Sept 2001 to May 2004 and as a consultant specializing in health care at Mercer Management Consulting from March 1999 to July 2001. Ms. Carroll is a member of the board of directors of HotSpot Therapeutics, Ancora Biotech and Odyssey Therapeutics. Ms. Carroll received her B.S. in Chemistry from Duke University and her M.S. in Biochemistry, Cellular and Molecular Biology from Johns Hopkins University.

We believe that Ms. Carroll is qualified to serve our board of directors because of her substantial experience as an investor and her prior management experience as a consultant and as an executive.

David Lubner. David C. Lubner, M.S., C.P.A. has served as a director of our company since August 2020. Mr. Lubner served as Executive Vice President and Chief Financial Officer of Ra Pharmaceuticals Inc., a biotechnology company acquired by UCB S.A. in April 2020, from January 2016 until June 2020. Before joining Ra Pharmaceuticals, Mr. Lubner served as Chief Financial Officer of Tetraphase Pharmaceuticals from its inception in 2006 to 2016, as Chief Financial Officer of PharMetrics from 1999 until it was acquired by IMS Health in 2005 and as Vice President and Chief Financial Officer of ProScript from 1996 to 1999, where Velcade® (bortezomib), a therapy widely used for the treatment of the blood cancer multiple myeloma, was discovered. Mr. Lubner serves as a member of the board of directors of Dyne Therapeutics Inc. (Nasdaq:DYNE), Gemini Therapeutics, Inc. (Nasdaq:GMTX), Vor Biopharma Inc. (Nasdaq:VOR), Point Biopharma, Inc. (Nasdaq:PNT) and several other private companies, and Mr. Lubner previously served on the board of directors of Nightstar Therapeutics plc from 2017 until it was acquired by Biogen in June 2019 and Therapeutics Acquisition Corporation (d/b/a as Research Alliance Corp. I.), a blank check company focused on the healthcare industry. Mr. Lubner is a Certified Public

Accountant and is a member of the American Institute of CPAs. He received his B.S. in administration from Northeastern University and an M.S. in taxation from Bentley University.

We believe that Mr. Lubner is qualified to serve on our board based on his financial and senior executive leadership experience and his biotechnology company board experience, including serving as an audit committee chair.

Kavita Patel. Kavita Patel, M.D. has served as a member of our board of directors since December 2021. Dr. Patel has been employed as a primary care physician at Mary’s Center in Washington, DC since January 2020. From January 2011 to January 2022, Dr. Patel has served as a Nonresident Fellow at the Brookings Institution. Dr. Patel has also served as a venture partner at NEA since 2017. Dr. Patel previously served in leadership roles at Johns Hopkins from 2011 to 2018. From 2009 to 2010, she served as Director of Policy for the Office on Intergovernmental Affairs and Public Engagement at The White House. From 2007 to 2009, she served as policy analyst and trusted aide and was part of the senior staff of the Health, Education, Labor and Pensions (HELP) Committee under Senator Edward Kennedy’s leadership. Dr. Patel currently serves as a member of the board of directors of several non-profit organizations, including SSM Healthcare, a non-profit integrated delivery system. She has also served as a member of the Health and Human Services (HHS) Physician Focused Payment Model Technical Advisory Committee from 2016 to 2021. Dr. Patel’s prior research in healthcare quality and community approaches to mental illness have earned national recognition and she has published numerous papers and book chapters on healthcare reform and health policy. Dr. Patel previously served on the board of directors of Tesaro, Inc. (Nasdaq: TSRO) from 2016 to 2018. Dr. Patel currently serves on the board of directors of Sigilon Therapeutics, Inc. (Nasdaq: SGTX), SelectQuote, Inc. (NYSE: SLQT) and Intelligent Medicine Acquisition Corp. (NASDAQ: IQMD). Dr. Patel earned an M.D. from University of Texas Health Science Center, an M.S. in Health Services Research from the University of California Los Angeles and her B.A. from the University of Texas at Austin.

We believe that Dr. Patel is qualified to serve our board of directors because of her clinical and business experience and history as a policy maker, hospital administrator and practicing clinician.

Olivia Ware. Olivia Ware has served on our board of directors since May 2022. Ms. Ware has more than 20 years of experience in pharmaceutical drug development, commercialization and healthcare management. From November 2019 to March 2021, Ms. Ware served as the Senior Vice President, BTK Franchise Head at Principia Biopharma Inc., which was acquired by Sanofi S.A. (Nasdaq: SNY) in 2020, where she was responsible for developing overall portfolio strategy for the company’s three BTKi molecules. From 2018 to 2019, Ms. Ware served as Senior Vice President, U.S. Market and Franchise Development at Proteus Digital Health, Inc. From 2011 to 2018, Ms. Ware worked in a number of public and private biopharma firms as a private consultant. From 2016 to 2017, Ms. Ware was the Chief Commercial Officer at CytRx, Inc. From 1997 to 2010, Ms. Ware worked at Genentech, Inc. in a variety of roles of increasing responsibility in commercial, team leadership and product development. During her time at Genentech, Ms. Ware played a key role in the launch of several commercial drug products, including Rituxan®, Herceptin®, Avastin® and Lucentis®, and as Head of Oncology Team Leadership was responsible for molecule, disease and platform strategic plans and oncology portfolio management. Ms. Ware has served as a member of the board of Ambrx Biopharma Inc. (Nasdaq: ADR) since April 2021 and Revance Therapeutics, Inc. (Nasdaq: RVNC) since March 2021. Ms. Ware holds an A.B. in Psychology from Davidson College and an M.B.A. in Finance and Marketing from the University of North Carolina at Chapel Hill.

We believe Ms. Ware is qualified to serve on our board of directors due to her experience as a consultant and executive in life sciences and biotechnology board experience.

Director Independence

Our common stock is listed on Nasdaq. As a company listed on Nasdaq, we are required under Nasdaq listing rules to maintain a board comprised of a majority of independent directors as determined affirmatively by our board. Under Nasdaq listing rules, a director will only qualify as an independent director if, in the opinion of that listed company’s board of directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of our audit, compensation and nominating and corporate governance committees be independent.

Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and Nasdaq listing rules applicable to audit committee members.

Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and Nasdaq listing rules applicable to compensation committee members.

Our board of directors has undertaken a review of the independence of each of our directors. Based on information provided by each director concerning his or her background, employment and affiliations, our board of directors has determined that Ali Behbahani, M.D., Jill Carroll, M.S., David Lubner, M.S., C.P.A., Kavita Patel, M.D., Olivia Ware and Derek Yoon, representing six of our seven directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under the listing standards of Nasdaq. Rami Elghandour is not considered an independent director because of his position as our President and Chief Executive Officer.

In making these determinations, our board of directors considered the current and prior relationships that each non‑employee director has with our company and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non‑employee director, and the transactions involving them described in the section titled “Related Person Transactions.”

There are no family relationships among any of our directors, director nominees or executive officers.

Board Leadership Structure

Mr. Elghandour serves as both our Chief Executive Officer and Chairman of the Board. In addition, our board does not have a lead independent director at this time but will continue to monitor and evaluate the appropriateness of our board leadership structure. Our board believes that Mr. Elghandour’s service as both Chairman of the Board and Chief Executive Officer is in the best interest of the Company and its stockholders. Mr. Elghandour possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us and our business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. Specifically, his combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers and manufacturers.

Role of Board in Risk Oversight Process

Our board of directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our board of directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The audit committee is responsible for overseeing the management of risks relating to accounting matters and financial reporting. The corporate governance and nominating committee is responsible for overseeing the management of risks associated with the independence of our board of directors and potential conflicts of interest. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire board of directors is regularly informed through discussions from committee members about such risks. Our board of directors believes its administration of its risk oversight function has not negatively affected the board of directors’ leadership structure.

Board Committees

Our board of directors has established the following standing committees of the board: audit committee; compensation committee; and nominating and corporate governance committee. The composition and responsibilities of each of the committees of our board of directors is described below.

Audit Committee

The current members of our audit committee are Mr. Lubner, Dr. Behbahani and Mr. Yoon. Mr. Lubner is the chairperson of our audit committee. Our board of directors has determined that each member of our audit committee meets the requirements for independence of audit committee members under the rules and regulations of the SEC and the listing standards of Nasdaq, and also meets the financial literacy requirements of the listing standards of Nasdaq. Our board of directors has determined that each of Mr. Lubner is an audit committee financial expert within the meaning of Item 407(d) of Regulation S‑K. Our audit committee is responsible for, among other things:

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selecting, retaining, compensating, evaluating, overseeing and, where appropriate, terminating our independent registered public accounting firm;
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reviewing and approving the scope and plans for the audits and the audit fees and approving all non-audit and tax services to be performed by the independent auditor;
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evaluating the independence and qualifications of our independent registered public accounting firm;
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reviewing our financial statements, and discussing with management and our independent registered public accounting firm the results of the annual audit and the quarterly reviews;
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reviewing and discussing with management and our independent registered public accounting firm the quality and adequacy of our internal controls and our disclosure controls and procedures;
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discussing with management our procedures regarding the presentation of our financial information, and reviewing earnings press releases and guidance;
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overseeing the design, implementation and performance of our internal audit function, if any;
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setting hiring policies with regard to the hiring of employees and former employees of our independent auditor and overseeing compliance with such policies;
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reviewing, approving and monitoring related party transactions;
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reviewing and monitoring compliance with our code of business conduct and ethics, and reviewing conflicts of interest of our board members and officers other than related party transactions reviewed by our nominating and corporate governance committee;
•
adopting and overseeing procedures to address complaints regarding accounting, internal accounting controls and auditing matters, including confidential, anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters;
•
reviewing and discussing with management and our independent auditor the adequacy and effectiveness of our legal, regulatory and ethical compliance programs; and
•
reviewing and discussing with management and our independent auditor our guidelines and policies to identify, monitor and address enterprise risks.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter of our audit committee is available on our website at www.arcellx.com. During 2022, our audit committee held two meetings.

Compensation Committee

The current members of our compensation committee are Ms. Carroll, Dr. Patel and Mr. Lubner. Ms. Carroll is the chairperson of our compensation committee. Our board of directors has determined that each member of our compensation committee meets the requirements for independence for compensation committee members under the rules and regulations of the SEC and the listing standards of Nasdaq. Each member of the compensation committee is also a non‑employee director, as defined pursuant to Rule 16b‑3 promulgated under the Exchange Act. Our compensation committee is responsible for, among other things:

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reviewing, approving or making recommendations to our board of directors regarding the compensation for our executive officers, including our chief executive officer;
•
reviewing, approving and administering our employee benefit and equity incentive plans;
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establishing and reviewing the compensation plans and programs of our employees, and ensuring that they are consistent with our general compensation strategy;
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approving or making recommendations to our board of directors regarding the creation or revision of any clawback policy; and
•
making recommendations to our board of directors regarding non-employee director compensation.

Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter of our compensation committee is available on our website at www.arcellx.com. During 2022, our compensation committee held four meetings.

Nominating and Corporate Governance Committee

The current members of our nominating and corporate governance committee are Mr. Behbahani, Ms. Carroll and Ms. Ware. Mr. Behbahani is the chairperson of our nominating and corporate governance committee. Our board of directors has determined that each member of our nominating and corporate governance committee meets the requirements for independence for nominating and corporate governance committee members under the listing standards of Nasdaq. Our nominating and corporate governance committee is responsible for, among other things:

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reviewing and assessing and making recommendations to our board of directors regarding desired qualifications, expertise and characteristics sought of board members;
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identifying, evaluating, selecting or making recommendations to our board of directors regarding nominees for election to our board of directors;
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developing policies and procedures for considering stockholder nominees for election to our board of directors;
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reviewing our succession planning process for our chief executive officer and any other members of our executive management team;
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reviewing and making recommendations to our board of directors regarding the composition, organization and governance our board of directors and its committees;
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reviewing and making recommendations to our board directors regarding our corporate governance guidelines and corporate governance framework;
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overseeing director orientation for new directors and continuing education for our directors;
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overseeing the evaluation of the performance of our board of directors and its committees;
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reviewing and monitoring compliance with our code of business conduct and ethics, and reviewing conflicts of interest of our board members and officers other than related party transactions reviewed by our audit committee;
•
reviewing, approving and monitoring related party transactions;
•
administering policies and procedures for communications with the non‑management members of our board of directors; and

•
monitoring compliance with any stock ownership guidelines.

Our nominating and corporate governance committee operates under a written charter that satisfies the applicable listing standards of Nasdaq. A copy of the charter of our nominating and corporate governance committee is available on our website at www.arcellx.com. Our nominating and corporate governance committee did not hold a meeting in 2022.

Attendance at Board and Stockholder Meetings

During our fiscal year ended December 31, 2022, our board of directors held eight meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (1) the total number of meetings of the board of directors held during the period for which he or she has been a director and (2) the total number of meetings held by all committees on which he or she served during the periods that he or she served.

Although we do not have a formal policy regarding attendance by members of our board of directors at the annual meetings of stockholders, we encourage, but do not require, directors to attend. This annual meeting will be our first annual meeting of our stockholders.

Executive Sessions of Non-Employee Directors

To encourage and enhance communication among non-employee directors, and as required under applicable Nasdaq rules, our corporate governance guidelines provide that the non‑employee directors will meet in executive sessions without management present on a periodic basis. In addition, if any of our non-employee directors are not independent directors, then our independent directors will also meet in executive session on a period basis.

Compensation Committee Interlocks and Insider Participation

During 2022, the members of our compensation committee were Ms. Carroll, Dr. Patel and Mr. Lubner. None of the members of our compensation committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Ms. Carroll and Mr. Lubner have or may be deemed to have an interest in certain transactions requiring disclosure under Item 404 of Regulation S-K under the Securities Act. These transactions between us and members of our compensation committee and affiliates of such members are discussed further under the section titled “Related Person Transactions.”

Considerations in Evaluating Director Nominees

Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating potential director nominees. In its evaluation of director candidates, including the current directors eligible for re-election, our nominating and corporate governance committee will consider the current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors and other director qualifications. While our board has not established minimum qualifications for board members, some of the factors that our nominating and corporate governance committee considers in assessing director nominee qualifications include, without limitation, issues of character, professional ethics and integrity, judgment, business experience and diversity, and with respect to diversity, such factors as race, ethnicity, gender, differences in professional background, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our board. Although our board of directors does not maintain a specific policy with respect to board diversity, our board of directors believes that the board should be a diverse body, and the nominating and corporate governance committee considers a broad range of perspectives, backgrounds and experiences.

If our nominating and corporate governance committee determines that an additional or replacement director is required, then the committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, board or management.

After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full board of directors the director nominees for selection. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors and our board of directors has the final authority in determining the selection of director candidates for nomination to our board.

Board Diversity Matrix

The table below provides certain highlights of the composition of our Board members and nominees as of April 14, 2023. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Rule 5605(f).

Total Number of Directors:	7

Part I: Gender Identity	Female		Male
	3		4

Part II: Demographic Background*
African American or Black	1		-
Asian	1		2
White	1		1
Did Not Disclose Demographic Background		1

*Directors who identify as Middle Eastern or North African: 2

Stockholder Recommendations and Nominations to our Board of Directors

Our nominating and corporate governance committee will consider recommendations and nominations for candidates to our board of directors from stockholders in the same manner as candidates recommended to the committee from other sources, so long as such recommendations and nominations comply with our amended and restated certificate of incorporation and amended and restated bylaws, all applicable company policies and all applicable laws, rules and regulations, including those promulgated by the SEC. Our nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, our bylaws and corporate governance guidelines and the director nominee criteria described above.

A stockholder that wants to recommend a candidate to our board of directors should direct the recommendation in writing by letter to our corporate secretary at Arcellx, Inc., 25 West Watkins Mill Road, Suite A, Gaithersburg, Maryland 20878, Attention: Corporate Secretary. Such recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and us and evidence of the recommending stockholder’s ownership of our capital stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate. Stockholder recommendations must be received by December 31st of the year prior to the year in which the recommended candidate(s) will be considered for nomination. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.

Under our amended and restated bylaws, stockholders may also directly nominate persons for our board of directors. Any nomination must comply with the requirements set forth in our amended and restated bylaws and the rules and regulations of the SEC and should be sent in writing to our corporate secretary at the address above. To be timely for our 2024 annual meeting of stockholders, nominations must be received by our corporate secretary observing the deadlines discussed below under “Other Matters—Stockholder Proposals or Director Nominations for 2024 Annual Meeting.”

Communications with the Board of Directors

Stockholders and other interested parties wishing to communicate directly with our non-management directors, may do so by writing and sending the correspondence to our Chief Executive Officer, Chief Financial Officer or General Counsel by mail to our principal executive offices at Arcellx, Inc., 25 West Watkins Mill Road, Suite A, Gaithersburg, Maryland 20878. Our Chief Executive Officer, Chief Financial Officer or General Counsel, in consultation with appropriate directors as necessary, will review all incoming communications and screen for communications that (1) are solicitations for products and services, (2) relate to matters of a personal nature not relevant for our stockholders to act on or for our board to consider and (3) matters that are of a type that are improper or irrelevant to the functioning of our board or our business, for example, mass mailings, job inquiries and business solicitations. If appropriate, our Chief Executive Officer, Chief Financial Officer or General Counsel will route such communications to the appropriate director(s) or, if none is specified, then to the chairperson of the board or the lead independent director (if one is appointed). These policies and procedures do not apply to communications to non-management directors from our officers or directors who are stockholders or stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Policy Prohibiting Hedging or Pledging of Securities

Under our insider trading policy, our employees, including our executive officers, and the members of our board of directors are prohibited from, directly or indirectly, among other things, (1) engaging in short sales, (2) trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options, restricted stock units and other compensatory awards issued to such individuals by us), (3) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted to them by us as part of their compensation or held, directly or indirectly, by them, (4) pledging any of our securities as collateral for any loans and (5) holding our securities in a margin account.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our board of directors has adopted corporate governance guidelines. These guidelines address, among other items, the qualifications and responsibilities of our directors and director candidates, the structure and composition of our board of directors and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including our chief executive officer, chief financial officer and other executive and senior financial officers. The full text of our corporate governance guidelines and code of business conduct and ethics are available on our website at www.arcellx.com. We will post amendments to our code of business conduct and ethics or any waivers of our code of business conduct and ethics for directors and executive officers on the same website.

Director Compensation

Non-Employee Director Compensation Policy

Our Board has adopted a compensation policy for our non-employee directors. The non-employee director compensation policy was developed with input from our independent compensation consultant regarding practices and compensation levels at comparable companies. It is designed to attract, retain, and reward non-employee directors.

Under the compensation policy, each non-employee director receives the cash and equity compensation for board services described below. We also reimburse our non-employee directors for reasonable, customary, and documented travel expenses to board of directors or committee meetings.

The compensation policy includes a maximum annual limit of $750,000 of cash retainers or fees and equity awards that may be paid, issued, or granted to a non-employee director in any fiscal year, increased to $1,000,000 in the first year an individual becomes a non-employee director. For purposes of this limitation, the value of equity awards is based on the grant date fair value (determined in accordance with GAAP). Any cash compensation paid or equity awards granted to a person for their services as an employee, or for their services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our non-employee directors.

Cash compensation

Non-employee directors are entitled to receive the following cash compensation for their services under the outside director compensation policy:

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$40,000 per year for service as a board member;

•
$20,000 per year for service as a lead independent director;

•
$15,000 per year for service as chair of the audit committee;

•
$7,500 per year for service as a member of the audit committee;

•
$10,000 per year for service as chair of the compensation committee;

•
$5,000 per year for service as a member of the compensation committee;

•
$8,000 per year for service as chair of the corporate governance and nominating committee; and

•
$4,000 per year for service as a member of the corporate governance and nominating committee.

Each non-employee director who serves as the chair of a committee will receive only the additional annual cash fee as the chair of the committee, and not the annual fee as a member of the committee, provided that each non-employee director who serves as the lead independent director will receive the annual fee for service as a board member and an additional annual fee as the lead independent director. All cash payments to non-employee directors are paid quarterly in arrears on a pro-rated basis.

Equity compensation

•
Initial Award: Each person who first becomes a non-employee director after the date of the effective date of the policy will receive, on the first trading date on or after the date on which the person first becomes a non-employee director, an initial award of a stock option (the Initial Award) covering a number of shares of our common stock having a grant date fair value (determined in accordance with GAAP) equal to $600,000; provided that any resulting fraction will be rounded down to the nearest whole share. Each Initial Award will vest as follows: 1/3rd of the shares subject to the Initial Award will be scheduled to vest each year following the grant date on the anniversary of the grant date, in each case subject to the non-employee director continuing to be a non-employee director through the applicable vesting date. If the person was a member of our board of directors and also an employee, becoming a non-employee director due to termination of employment will not entitle them to Initial Awards.

•
Annual Award: Each non-employee director automatically will receive, on the first trading day immediately following each annual meeting of our stockholders following the effective date of the policy, an annual award of a stock option (each, an Annual Award) covering a number of shares of our common stock having a grant date fair value (determined in accordance with GAAP) of $300,000; provided that the first Annual Award granted to an individual who first becomes a non-employee director following the effective date of the policy will have a grant date fair value equal to the product of (A) $300,000 multiplied by (B) a fraction, (i) the numerator of which is equal to the number of fully completed days between the non-employee director’s initial start date and the date of the first annual meeting of our stockholders to occur after such individual first becomes a non-employee director, and (ii) the denominator of which is 365; and provided further that any resulting fraction will be rounded down to the nearest whole share. Each Annual Award will vest as follows: 100% of the shares subject to the Annual Award will be scheduled to vest upon the earlier of the one-year anniversary of the grant date or the next annual meeting of our stockholders that occurs following the grant date, in each case subject to the non-employee director continuing to be a non-employee director through the applicable vesting date.

In the event of a “change in control” (as defined in our 2022 Plan), each non-employee director will fully vest in their outstanding company equity awards issued under the director compensation policy, including any Initial Award or Annual Award, immediately prior to the consummation of the change in control provided that the non-employee director continues to be a non-employee director through such date.

Director Compensation for Fiscal 2022

The following table sets forth information regarding the total compensation awarded to, earned by or paid to our non‑employee directors for their service on our board of directors, for the fiscal year ended December 31, 2022. Directors who are also our employees receive no additional compensation for their service as directors. During 2022, Mr. Elghandour was an employee and executive officer of the company and therefore, did not receive compensation as a non-employee director. See the section below titled “Executive Compensation” for additional information regarding Mr. Elghandour’s compensation.

Name	Fees Paid or Earned in Cash ($)	Option Awards ($)(1)	Total ($)
Jill Carroll	35,550	—	35,550
Ali Behbahani	40,664	—	40,664
David Lubner	39,500	319,138	358,638
Kavita Patel	29,625	275,224	304,849
Olivia Ware (2)	16,622	54,731	71,353
Derek Yoon	31,271	—	31,271
Lewis Williams (3)	12,589	—	12,589

(1) The amounts reported represent the aggregate grant date fair value of options granted to the named executive officers during the respective fiscal years, as computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718). The assumptions used in the calculation of these amounts are included in Note 13 to the Company’s audited consolidated financial statements included in our Annual Report on Form 10-K for our fiscal year ended December 31, 2022.

(2) Olivia Ware joined the Board effective May 16, 2022.

(3) Lewis Williams service on the Board terminated effective May 16, 2022.

The following table lists all outstanding equity awards held by non‑employee directors as of December 31, 2022:

Name	Number of Shares Underlying Outstanding Stock Awards	Number of Shares Underlying Outstanding Options
Jill Carroll	—	—
Ali Behbahani	—	—
David Lubner	—	172,363
Kavita Patel	—	140,569
Olivia Ware	—	55,208
Derek Yoon	—	—

PROPOSAL NO. 1:

ELECTION OF CLASS I DIRECTORS

Our board of directors currently consists of six directors and is divided into three classes with staggered three‑year terms. At the annual meeting, two Class I directors will be elected for a three‑year term to succeed the same class whose term is then expiring. Each director’s term continues until the expiration of the term for which such director was elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

Nominees

Our nominating and corporate governance committee has recommended, and our board of directors has approved, Ali Behbahani and Derek Yoon as nominees for election as Class I directors at the annual meeting. If elected, each of Dr. Behbahani and Mr. Yoon will serve as a Class I director until the 2026 annual meeting of stockholders and until his or her respective successor is elected and qualified or until his or her earlier death, resignation or removal. For more information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

Dr. Behbahani and Mr. Yoon have agreed to serve as directors if elected, and management has no reason to believe that they will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for any nominee designated by the present board of directors to fill the vacancy.

Vote Required

Each director is elected by a plurality of the voting power of the shares present in person (including virtually) or represented by proxy at the meeting and entitled to vote on the election of directors. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of choosing to WITHHOLD authority to vote or a broker non-vote, will have no effect on the outcome of the election.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

PROPOSAL NO. 2:

THE AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION
TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION

The Company is incorporated in the State of Delaware and therefore subject to the Delaware General Corporation Law (the “DGCL”). The state of Delaware recently enacted legislation to permit Delaware corporations to limit or eliminate the officers’ personal liability for monetary damages resulting from a breach of the fiduciary duty of care, subject to certain limitations such as prohibiting exculpation for intentional misconduct or knowing violations of the law. These provisions are referred to as “exculpatory provisions” or “exculpatory protections.” Similar exculpatory provisions for directors are currently included in the Company’s certificate of incorporation. In light of this legislation, we are proposing to amend the Company’s certificate of incorporation to add a provision exculpating certain of the Company’s officers from liability in specific circumstances, as permitted by Delaware law. The proposed amendment mirrors the change in Delaware law and would only permit exculpation for direct claims (as opposed to derivative claims made by stockholders on behalf of the corporation). The amendment would not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. The rationale for so limiting the scope of liability is to strike a balance between stockholders’ interest in accountability and their interest in the Company being able to attract and retain quality officers to work on its behalf.

The Corporate Governance and Nominating Committee believes that there is a need for directors and officers to remain free of the risk of financial ruin as a result of an unintentional misstep. Taking into account the narrow class and type of claims for which officers’ liability would be exculpated, and the benefits the Corporate Governance and Nominating Committee believes would provide to the Company and its stockholders in the form of an enhanced ability to attract and retain talented officers, the Corporate Governance and Nominating Committee recommended to the Board an amendment to the certificate of incorporation to provide such exculpation to the extent permitted by Delaware law. Based on this recommendation, the Board determined that it is in the best interests of the Company and our stockholders to amend the certificate of incorporation as described herein. If the Company’s stockholders approve this Proposal No. 2, the Company will file a certificate of amendment to our certificate of incorporation in the form attached hereto as Appendix A.

Accordingly, we ask our stockholders to vote on the following resolution:

“RESOLVED, that the Company’s stockholders hereby approve the Certificate of Amendment to the Company’s certificate of incorporation in the form attached hereto as Appendix A.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION

PROPOSAL NO. 3:

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Ernst & Young LLP as our independent registered public accounting firm to audit our financial statements for our fiscal year ending December 31, 2023. Ernst & Young LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2022.

At the annual meeting, we are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. Our audit committee is submitting the appointment of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of Ernst & Young LLP, and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our company and our stockholders. If our stockholders do not ratify the appointment of Ernst & Young LLP, then our audit committee may reconsider the appointment. One or more representatives of Ernst & Young LLP are expected to be present at the annual meeting, and they will have an opportunity to make a statement and are expected to be available to respond to appropriate questions from our stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by Ernst & Young LLP for our fiscal years ended December 31, 2022 and 2021.

	2022	2021
Audit Fees(1)	$1,118,000	$1,395,000
Audit-Related Fees	-	-
Tax Fees(2)	30,000	-
All Other Fees(3)	2,000	2,000
Total Fees	$1,150,000	$1,397,000

(1) “Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our financial statements, reviews of our quarterly financial statements, registration statement filings and consents, comfort letters and related accounting consultations and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes fees for services incurred in connection with our initial public offering.

(2) “Tax Fees” consist of preparation of our annual state and federal tax returns.

(3) “All Other Fees” consist of the annual subscription to Ernst and Young LLP’s accounting research and disclosure checklist tools.

Auditor Independence

In 2022, there were no other professional services provided by Ernst & Young LLP, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of Ernst & Young LLP.

Audit Committee Policy on Pre‑Approval of Audit and Permissible Non‑Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our audit committee is required to pre‑approve all services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All services provided by Ernst & Young LLP for our fiscal years ended December 31, 2022 and 2021 were pre‑approved by our audit committee.

Vote Required

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023 requires the affirmative vote of a majority of the voting power of the shares present in person

(including virtually) or represented by proxy at the annual meeting and entitled to vote thereon. Abstentions will have the same effect as a vote AGAINST this proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF Ernst & Young LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING December 31, 2023.

REPORT OF THE AUDIT COMMITTEE

The audit committee is a committee of the board of directors comprised solely of independent directors as required by Nasdaq listing rules and the rules and regulations of the SEC. The audit committee operates under a written charter adopted by the board of directors. This written charter is reviewed annually for changes, as appropriate. With respect to Arcellx’s financial reporting process, Arcellx’s management is responsible for (1) establishing and maintaining internal controls and (2) preparing Arcellx’s financial statements. Arcellx’s independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of Arcellx’s financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare Arcellx’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

•
reviewed and discussed the audited financial statements with management and Ernst & Young LLP;
•
discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the SEC; and
•
received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with Ernst & Young LLP its independence.

Based on the review and discussions noted above, the audit committee recommended to the board of directors that the audited financial statements be included in Arcellx’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2022 for filing with the SEC.

Respectfully submitted by the members of the audit committee of the board of directors:

David Lubner (Chair)

Ali Behbahani

Derek Yoon

This audit committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by Arcellx under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except to the extent Arcellx specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers as of May 4, 2023.

Name	Age	Position
Rami Elghandour	44	President and Chief Executive Officer
Christopher Heery	43	Chief Medical Officer
Michelle Gilson	31	Chief Financial Officer

Rami Elghandour. See Mr. Elghandour’s biography above in the section titled “Board of Directors and Corporate Governance.”

Christopher Heery. Christopher Heery, M.D. has served as our Chief Medical Officer since April 2021. Previously, Dr. Heery, served as Chief Medical Officer of Precision BioSciences, Inc., a genome editing company, from May 2019 to April 2021, where he oversaw the clinical development of one of the first allogeneic CAR-T cell platforms and provided clinical insight into clinical efforts for gene editing therapeutics. Dr. Heery also served as Chief Medical Officer at Bavarian Nordic A/S, a biotechnology company, from October 2016 to April 2019, where he oversaw clinical development programs for its immune-oncology and infectious disease portfolios. Prior to that, he was a Staff Clinician and then an Associate Research Physician and Head of the Clinical Trials Group of the Laboratory of Tumor Immunology and Biology at the National Cancer Institute (NCI), a U.S. government health agency, from April 2012 to November 2013 and November 2013 to September 2016, respectively, where he was part of a larger effort to create new immunotherapies for the treatment of cancer. He joined the NCI Medical Oncology Branch as a Medical Oncology Fellow in 2009 and also served as an Adjunct Appointment in the Genitourinary Malignancies Branch. Dr. Heery is board certified in Medical Oncology and Internal Medicine. He received a B.A. from Duke University and a M.D. from East Carolina University Brody School of Medicine and completed his internal medicine residency at the University of Illinois at Chicago.

Michelle Gilson. Michelle Gilson has served as our Chief Financial Officer since May 2022. From April 2021 to May 2022, Ms. Gilson served as a Managing Director at Canaccord Genuity Group Inc., a financial services firm. She also served as a biotech equity research analyst at Canaccord Genuity Group Inc. from March 2018 to April 2022. Prior to joining Canaccord Genuity Group Inc., she served as a Senior Associate at Jefferies LLC, an investment banking firm, from September 2017 to March 2018, an Associate at Instinet LLC (Nomura Group), a financial securities service firm from December 2016 to September 2017, an Associate Director at Oppenheimer & Co., Inc. (NYSE:OPY), an investment bank and financial services company from January 2015 to November 2016, and an Analyst at Goldman Sachs (NYSE: GS), an investment bank and financial services company, from June 2014 to January 2015, covering healthcare and biotechnology companies. Ms. Gilson holds a B.S. in Business Administration from the University of Southern California.

EXECUTIVE COMPENSATION

Our named executive officers, consisting of our principal executive officer and the two most highly compensated executive officers (other than our principal executive officer), as of December 31, 2022, were:

•
Rami Elghandour, our President and Chief Executive Officer;
•
Michelle Gilson, our Chief Financial Officer; and
•
Christopher Heery, our Chief Medical Officer.

Summary Compensation Table

The following table sets forth information regarding the compensation reportable for our named executive officers for the last two completed fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total ($)
Rami Elghandour	2022	565,000	450,588	3,757,693	9,337,815	—	9,150	14,120,145
Chief Executive Officer	2021	470,272	325,000	10,300,000	12,299,542	—	8,700	23,403,514
Michelle Gilson (5)	2022	256,308	243,600	582,688	1,031,721	—	167,831	2,114,317
Chief Financial Officer	2021	—	—	—	—	—	—	—
Christopher Heery	2022	430,000	249,400	1,207,161	3,019,271	—	9,150	4,914,982
Chief Medical Officer	2021	295,336	227,539	—	1,535,520	—	8,700	2,067,095

(1) The amounts reported for 2022 represent discretionary bonuses paid in lump sum in March 2023 based upon the achievement of company goals for the year ended December 31, 2022, as determined by our board of directors. The amounts reported for 2021 represent discretionary bonuses paid in lump sum in March 2022 based upon the achievement of company goals for the year ended December 31, 2022, as determined by our board of directors.

(2) The amounts reported represent the grant date fair value of restricted stock unit (“RSU”) awards granted to the named executive officers during the respective fiscal years as computed in accordance ASC 718. Such grant-date fair value does not take into account any estimated forfeitures related to performance or service vesting conditions. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 13 to our audited consolidated financial statements included in our Annual Report on Form 10-K for our fiscal year ended December 31, 2022.

(3) The amounts reported represent the aggregate grant date fair value of options granted to the named executive officers during the respective fiscal years, as computed in accordance with ASC 718; provided that with respect to Rami Elghandour for 2021, the amount consists of the sum of the aggregate grant date fair value of options granted in 2021 and the incremental increase in the fair value of the stock option originally granted to Mr. Elghandour on February 6, 2021 arising from the repricing of such stock option from an exercise price of $8.65 per share to an exercise price of $6.28 per share on June 9, 2021, in the amount of $213,700, as computed in accordance with ASC Topic 718 and as further disclosed in our Form S-1 Registration Statement filed on June 14, 2022. The assumptions used in the calculation of these amounts are included in Note 13 to the Company’s audited consolidated financial statements included in our Annual Report on Form 10-K for our fiscal year ended December 31, 2022.

(4) The amounts reported represent matching contributions under our 401(k) plan and group term life insurance, and for Ms. Gilson, payment of the Relocation Bonus (as defined below) in the amount of $111,205 and Travel Reimbursement (as defined below) in the amount of $48,919, as described below under the Section titled “Employment Arrangements with our Named Executive Officers – Michelle Gilson.”

(5) Ms. Gilson commenced service with the Company on May 23, 2022 and was not a named executive officer for fiscal year 2021.

Employment Arrangements with our Named Executive Officers

We have entered into employment offer letter agreements with certain of our named executive officers and executive officers in connection with their employment with us. These offer letters provide for “at will” employment.

Rami Elghandour

In connection with our initial public offering, we entered into a confirmatory offer letter agreement with Mr. Elghandour, our Chief Executive Officer. This agreement has no specific term and provides for at-will employment. Mr. Elghandour’s current annual base salary is $600,000 and he is eligible for an annual target cash incentive payment of up to 55% of his annual base salary.

Mr. Elghandour will also be eligible to receive certain severance benefits upon an involuntary termination pursuant to a Change in Control and Severance Agreement he has entered into with us, as described in more detail below under the section titled “Potential Payments upon Termination or Change in Control.”

Rami Elghandour Equity Awards

On February 6, 2021, we granted Mr. Elghandour an option to purchase 1,068,005 shares of our common stock at an exercise price of $8.65 per share, subject to the terms and conditions of our 2017 Plan and a stock option agreement thereunder (the “Elghandour Initial Option”). On June 9, 2021, our board of directors amended the exercise price of the Elghandour Initial Option from $8.65 per share to $6.28 per share. The Elghandour Initial Option may be exercised prior to vesting, subject to Mr. Elghandour executing a restricted stock purchase agreement. The Elghandour Initial Option will vest as to 1/36th of the shares subject to the Elghandour Initial Option on each monthly anniversary of January 22, 2021, subject to Mr. Elghandour continuing to be a service provider through each vesting date. The Elghandour Initial Option will, to the extent vested, be exercisable through the earlier of February 6, 2031 or the 36-month anniversary of the date Mr. Elghandour ceases to be a service provider, subject to the terms of our 2017 Plan. Mr. Elghandour will be permitted to exercise the Elghandour Initial Option through the issuance of a full recourse promissory note and security agreement in a reasonable form provided by us.

On June 9, 2021, we granted Mr. Elghandour an option to purchase 837,602 shares of our common stock at an exercise price of $6.28 per share, subject to the terms and conditions of our 2017 Plan and a stock option agreement thereunder (the “Elghandour Second Option”). The Elghandour Second Option may be exercised prior to vesting, subject to Mr. Elghandour executing a restricted stock purchase agreement. The Elghandour Second Option will vest pursuant to the same vesting schedule as the Elghandour Initial Option. The Elghandour Second Option will, to the extent vested, be exercisable through the earlier of June 9, 2031 or the 36-month anniversary of the date Mr. Elghandour ceases to be a service provider, subject to the terms of our 2017 Plan. Mr. Elghandour will be permitted to exercise the Elghandour Second Option through the issuance of a full recourse promissory note and security agreement in a reasonable form provided by us.

On June 9, 2021, we granted Mr. Elghandour an award of restricted stock units covering 952,804 shares of our common stock, subject to the terms and conditions of our 2017 Plan and a restricted stock unit award agreement thereunder (the “Elghandour Initial RSU Award”). On December 7, 2021, we amended the Elghandour Initial RSU Award (the “Elghandour Amended Initial RSU Award”). The Elghandour Amended Initial RSU Award will vest pursuant to a service component and a performance component. The service component will be satisfied if Mr. Elghandour remains a service provider through the date that our board of directors determines that the applicable performance component is satisfied. The performance component will be satisfied upon our achievement of a company value, as defined in the award agreement underlying the Elghandour Amended Initial RSU Award, as follows: upon achievement of a company value that is equal to $2,500,000,000, or the minimum threshold, 1/6th of the shares subject to the Elghandour Amended Initial RSU Award will vest; upon achievement of a company value that is equal to or greater than $5,000,000,000, or the maximum threshold, 100% of the shares subject to the Elghandour Amended Initial RSU Award will vest; and upon achievement of a company value that is between the minimum threshold and the maximum threshold, a portion of the shares subject to the Elghandour Amended Initial RSU Award will vest between 1/6th and 100% based on straight line linear interpolation. Company value will be measured either (i) on a change in control (as defined in our 2017 Plan) based on the aggregate amount of deal consideration paid at the closing of such change in control by an acquirer for our shares of common stock or (ii) on June 30 and December 31 of each year following the expiration of any lockup period related to our initial public offering, and will be measured based on the sum of our total market capitalization as of the applicable measurement date, based on the average closing trading price of one share of our common stock over the 60 day period ending on the day prior to such measurement date, less the aggregate value of all cash, cash equivalents and marketable securities held by us on the applicable measurement date.

Christopher Heery, M.D.

In connection with our initial public offering, we entered into a confirmatory employment letter with Dr. Heery, our Chief Medical Officer, effective January 31, 2022. The confirmatory employment letter has no specific term and provides for at-will employment. Dr. Heery’s current annual base salary is $480,000 and his annual target bonus is 40% of his annual base salary. Dr. Heery will also be eligible to receive certain severance benefits upon an involuntary termination pursuant to a Change in Control and Severance Agreement he has entered into with us, as described in more detail below under the section titled “Potential Payments upon Termination or Change in Control.”

Michelle Gilson

We have entered into an employment offer letter with Ms. Gilson, our Chief Financial Officer, effective May 23, 2022. The employment offer letter has no specific term and provides for at-will employment. Ms. Gilson’s current annual base salary is $440,000 and her annual target bonus is 40% of her annual base salary. Pursuant to her offer letter, Ms. Gilson received a relocation bonus in the net amount of $50,000 (meaning after the deduction of applicable employee withholding obligations) (the Relocation Bonus), and monthly travel reimbursements through December 31, 2022 not to exceed a net amount of $5,000 per month or $35,000 in the aggregate (meaning after the deduction of applicable employee withholding obligations) (the Travel Reimbursements). Ms. Gilson is required to repay to the Company 100% of the Relocation Bonus and Travel Reimbursements if she voluntarily terminates her employment with the Company prior to the first anniversary of her start date, or 50% of the Relocation Bonus and Travel Reimbursements if she voluntarily terminates her employment with the Company after the first anniversary of her start date, but prior to the second anniversary of the start date.

Ms. Gilson will also be eligible to receive certain severance benefits upon an involuntary termination pursuant to a Change in Control and Severance Agreement she has entered into with us, as described in more detail below under the section titled “Potential Payments upon Termination or Change in Control.”

Potential Payments upon Termination or Change in Control

Change in Control and Severance Agreements

Our board of directors has approved, our named executive officers and certain other of our executive officers and key employees have entered into change in control and severance agreements.

Pursuant our named executive officers’ change in control and severance agreements, if, within the period beginning 3 months prior to or ending 24 months following a “change in control” (as defined in the applicable agreement) (the “Change in Control Period”), we terminate the employment of the named executive officer without “cause” (excluding by reason of death or disability) or the named executive officer resigns for “good reason” (as such terms are defined in the applicable agreement), such named executive officer will be entitled to receive (i) a lump sum payment equal to the sum of 18 months (24 months with respect to Mr. Elghandour) of such named executive officer’s then current annual base salary and 150% (200% with respect to Mr. Elghandour) of such named executive officer’s annual target bonus, less applicable withholdings, (ii) payment of premiums to maintain group health insurance continuation benefits pursuant to the Consolidated Omnibus Reconciliation Act of 1985, as amended (“COBRA Coverage”) for such named executive officer and such named executive’s respective eligible dependents for up to 18 months (24 months with respect to Mr. Elghandour) , and (iii) vesting acceleration as to 100% of the then-unvested shares subject to each of such named executive officer’s then outstanding equity awards subject to time-based vesting conditions (and in the case of awards subject to performance-based vesting conditions, such awards will be treated as provided for in the applicable award agreement governing such award).

If we terminate the employment of the applicable named executive officer without cause (excluding death or disability) outside of the Change in Control Period or, with respect to Mr. Elghandour, he resigns for good reason, such named executive officer will be entitled to receive (i) a lump sum payment equal to 12 months of such named executive officer’s then current annual base salary (as well as, with respect to Mr. Elghandour, 100% of his annual target bonus), (ii) COBRA Coverage for up to 12 months, (iii) a lump sum payment equal to such named executive officer’s annual target bonus, prorated by multiplying such amount by a fraction, (x) the numerator of which is the number of days during which the executive was employed with us in the calendar year that the termination occurs, and (y) the denominator of which is 365, and (iv) with respect to Mr. Elghandour, vesting acceleration as to a number of the then-unvested shares subject to his then-outstanding compensatory equity awards subject to time-based vesting conditions that would have vested had he remained our employee over the 24 month period following the date of termination.

All severance payments and benefits under the Change in Control and Severance Agreements are subject to the named executive officer’s timely execution a waiver and release of claims in our favor that becomes effective and irrevocable, execution within 60 days following a qualifying termination.

In the event any payment to a named executive would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, as amended (the “Code”) (as a result of a payment being classified as a parachute payment under Section 280G of the Code), the named executive officer will receive such payment as would entitle such executive to receive the greatest after-tax benefit, even if it means that we pay such executive a lower aggregate payment so as to minimize or eliminate the potential excise tax imposed by Section 4999 of the Code.

2022 Equity Incentive Plan

Our 2022 Plan provides that in the event of a merger or change in control, as defined under our 2022 Plan, each outstanding award will be treated as the administrator determines. The administrator will not be required to treat all awards or portions thereof the vested and unvested portions of an award, or all participants similarly.

In the event that a successor corporation or its parent or subsidiary does not continue an outstanding award, then such award will fully vest, all restrictions on such award will lapse, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels, and such award will become fully exercisable, if applicable, for a specified period prior to the transaction, unless specifically provided for otherwise under the applicable award agreement or other written agreement with the participant. The award will then terminate upon the expiration of the specified period of time. If an option or stock appreciation right is not continued, the administrator will notify the participant in writing or electronically that such option or stock appreciation right will be exercisable for a period of time determined by the administrator in its sole discretion and the option or stock appreciation right will terminate upon the expiration of such period.

With respect to awards granted to an outside director, in the event of a change in control, all of his or her options and stock appreciation rights, if any, will vest fully and become immediately exercisable, all restrictions on his or her restricted stock and RSUs will lapse, and all performance goals or other vesting requirements for his or her performance awards will be deemed achieved at 100% of target levels, and all other terms and conditions met.

2017 Equity Incentive Plan

Our 2017 Equity Incentive Plan (the “2017 Plan”) provides that in the event of our merger with or into another corporation or entity or a “change in control” (as defined in our 2017 Plan), each outstanding award will be treated as the administrator determines. The administrator will not be obligated to treat all awards, all awards a participant holds or all awards of the same type, similarly.

In the event that the successor corporation does not assume or substitute for an award (or portion thereof), the participant will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciation rights, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock and restricted stock units will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an option or stock appreciation right is not assumed or substituted in the event of a merger or change in control, the administrator will notify the participant in writing or electronically that the option or stock appreciation right will be exercisable for a period of time determined by the administrator in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period.

Outstanding Equity Awards at Fiscal 2022 Year-End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2022.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (16)
Rami Elghandour	6/9/2021	1,068,005 (1)	—	6.28	6/8/2031	—	—	—	—
	6/9/2021	837,602 (2)	—	6.28	6/8/2031	—	—	—	—
	12/7/2021	—	—	—	—	952,804 (3)	29,517,868	—	—
	2/3/2022	168,771	641,331 (4)	15.00	2/3/2032	—	—	—	—
	2/7/2022	—	—	—	—	210,633 (5)	6,525,410	641,331	19,868,434
	9/28/2022	—	120,000 (6)	19.97	9/28/2032	—	—	—	—
Michelle Gilson (7)	5/23/2022	—	103,515 (8)	8.66	5/23/2032	—	—	—	—
	5/23/2022	—	—	—	—	67,285 (9)	2,084,489	—	—
	9/28/2022	—	32,500 (10)	19.97	9/28/2032	—	—	—	—
Christopher Heery	6/9/2021	10,900	18,169 (11)	6.28	6/9/2031	—	—	—	—
	6/9/2021	60,405	196,218 (12)	6.28	6/9/2031	—	—	—	—
	2/3/2022	46,709	213,496 (13)	15.00	2/3/2032	—	—	—	—
	2/7/2022	—	—	—	—	67,666 (14)	2,096,293	—	—
	9/28/2022	—	40,000 (15)	19.97	9/28/2032	—	—	—	—

(1)
1/36th of the shares subject to this option vest monthly after the vesting commencement date of January 22, 2021, subject to Mr. Elghandour’s continued status as a service provider through each vest date. All of the shares underlying this option are subject to an early exercise provision, pursuant to which the optionee may exercise the option for shares of restricted stock with the same vesting schedule as would have applied to such shares under the option. See the section above titled “Employment Arrangements with Our Named Executive Officers—Rami Elghandour” for additional terms regarding Mr. Elghandour’s stock options.

(2)
1/36th of the shares subject to this option vest monthly after the vesting commencement date of January 22, 2021, subject to Mr. Elghandour’s continued status as a service provider through each vest date. All of the shares underlying this option are subject to an early exercise provision, pursuant to which the optionee may exercise the option for shares of restricted stock with the same vesting schedule as would have applied to such shares under the option. See the section above titled “Employment Arrangements with Our Named Executive Officers—Rami Elghandour” for additional terms regarding Mr. Elghandour’s stock options.

(3)
See the section above titled “Employment Arrangements with Our Named Executive Officers—Rami Elghandour” for vesting details of Mr. Elghandour’s RSUs.

(4)
1/48th of the shares subject to this option vest monthly after the vesting commencement date of January 3, 2022, subject to Mr. Elghandour’s continued status as a service provider through each vest date.

(5)
1/3rd of these RSUs vest annually after the vesting commencement date of February 7, 2022, subject to Mr. Elghandour’s continued status as a service provider through each vest date.

(6)
1/48th of the shares subject to this option vest monthly after the vesting commencement date of January 1, 2023, subject to Mr. Elghandour’s continued status as a service provider through each vest date.

(7)
Ms. Gilson joined the Company on May 23, 2022.

(8)
1/4th of the shares subject to this option will vest on the one-year anniversary of the vesting commencement date of May 23, 2022, and 1/48th of the shares subject to this option will vest each month thereafter, subject to Ms. Gilson’s continued status as a service provider through each vest date.

(9)
1/3rd of these RSUs vest annually after the vesting commencement date of February 7, 2022, subject to Ms. Gilson’s continued status as a service provider through each vest date.

(10)
1/48th of the shares subject to this option vest monthly after the vesting commencement date of January 1, 2023, subject to Ms. Gilson’s continued status as a service provider through each vest date.

(11)
1/48th of the shares subject to this option vest monthly after the vesting commencement date of June 9, 2021, subject to Dr. Heery’s continued status as a service provider through each vest date. All of the shares underlying this option are subject to an early exercise provision, pursuant to which the optionee may exercise the option for shares of restricted stock with the same vesting schedule as would have applied to such shares under the option.

(12)
1/4th of the shares subject to this option vested on the first anniversary of the vesting commencement date of April 26, 2021 and 1/48th of the shares vest monthly thereafter, subject to Dr. Heery’s continued status as a service provider through each vest date. All of the shares underlying this option are subject to an early exercise provision, pursuant to which the optionee may exercise the option for shares of restricted stock with the same vesting schedule as would have applied to such shares under the option.

(13)
1/48th of the shares subject to this option vest monthly after the vesting commencement date of January 3, 2022, subject to Dr. Heery’s continued status as a service provider through each vest date.

(14)
1/3rd of these RSUs vest annually after the vesting commencement date of February 7, 2022, subject to Dr. Heery’s continued status as a service provider through each vest date.

(15)
1/48th of the shares subject to this option vest monthly after the vesting commencement date of January 1, 2023, subject to Dr. Heery’s continued status as a service provider through each vest date.
(16)
This column represents the fair market value of the shares of our common stock as of December 31, 2022 subject to the applicable award that would have vested based on the threshold levels of achievement pertaining to such award. The market value has been calculated based on an estimated per-share common stock value of $30.98 per share as of December 31, 2022. With respect to the Elghandour Initial RSU Award, the market value assumes that 1/6th of the shares subject to the award would vest.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2022. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	8,980,948	$ 9.59	9,292,712
Equity compensation plans not approved by security holders	—	—	—
Total	8,980,948	$ 9.59	9,292,712

401(k) Plan

We maintain a 401(k) retirement savings plan for the benefit of our employees, including certain of our named executive officers, who satisfy certain eligibility requirements. Under the 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code, on a pre-tax or after-tax (Roth) basis, through contributions to the 401(k) plan. The 401(k) plan authorizes employer safe harbor contributions. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those pre-tax contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions are not taxable when distributed from the 401(k) plan. We contribute 3% of an employee’s annual compensation, regardless of the amount of the employee’s contributions.

Limitation of Liability and Indemnification

Our amended and restated certificate of incorporation and amended and restated bylaws provide that we will indemnify our directors and officers, and may indemnify our employees and other agents, to the fullest extent permitted by Delaware law. Delaware law prohibits our amended and restated certificate of incorporation from limiting the liability of our directors for the following:

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Any breach of the director’s duty of loyalty to us or to our stockholders;

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Acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

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Unlawful payment of dividends or unlawful stock repurchases or redemptions; and

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Any transaction from which the director derived an improper personal benefit.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended. Our amended and restated certificate of incorporation does not eliminate a director’s duty of care and, in appropriate circumstances, equitable remedies, such as injunctive or other forms of non-monetary relief, remain available under Delaware law. This provision also does not affect a director’s responsibilities under any other laws, such as the federal securities laws or other state or federal laws. Under our amended and restated bylaws, we will also be empowered to purchase insurance on behalf of any person whom we are required or permitted to indemnify.

In addition to the indemnification required in our amended and restated certificate of incorporation and amended and restated bylaws, we have entered, and intend to continue to enter, into an indemnification agreement with each member of our board of directors and each of our officers. These agreements provide for the indemnification of our directors and officers for certain expenses and liabilities incurred in connection with any action, suit, proceeding or alternative dispute resolution mechanism or hearing, inquiry or investigation that may lead to the foregoing, to which they are a party, or are threatened to be made a party, by reason of the fact that they are or were a director, officer, employee, agent or fiduciary of our company, or any of our subsidiaries, by reason of any action or inaction by them while serving as an officer, director, agent or fiduciary, or by reason of the fact that they were serving at our request as a director, officer, employee, agent or fiduciary of another entity. In the case of an action or proceeding by or in the right of our company or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these charter and bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. Moreover, a stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Insofar as indemnification for liabilities arising under the Securities Act, may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of April 14, 2023 by:

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Each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;

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Each of our named executive officers;

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Each of our directors; and

•
All of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.

We have based our calculation of the percentage of beneficial ownership on [●] shares of our common stock outstanding as of April 14, 2023. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 14, 2023, to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Arcellx, Inc., 25 West Watkins Mill Road, Suite A, Gaithersburg, Maryland 20878.

	Shares Beneficially Owned
Name of Beneficial Owner	Shares	Percentage
5% Stockholders
Entities affiliated with SR One Capital Fund I Aggregator, L.P.(1)	5,500,007	[●]
Entities affiliated with New Enterprise Associates(2)	4,745,262	[●]
Gilead Sciences, Inc.(3)	3,478,261	[●]

Named Executive Officers and Directors
Rami Elghandour, M.B.A.(4)	2,252,437	[●]
Michelle Gilson(5)	82,274	*
Christopher Heery, M.D.(6)	388,868	*
Ali Behbahani, M.D., M.B.A.
Jill Carroll, M.S.
David Lubner, M.S., C.P.A.(7)	155,996	*
Derek Yoon, M.B.A
Kavita Patel, M.D.(8)	99,543	*
Olivia Ware, M.B.A. (9)	18,402	*

All directors and executive officers as a group (12 persons)(10)	16,721,050	[●]

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.
(1)
Consists of (i) 3,466,811 shares of common stock held by SR One Capital Fund I Aggregator, L.P. (SR One Fund), and (ii) 2,033,196 shares of common stock held by SR One Co-Invest II, LLC (SR One Co-Invest). SR One Capital Partners I, LP (SR One Capital Partners) is the general partner of SR One Capital Fund. SR One Capital Management, LLC (SR One Management) is the general partner of SR One Capital Partners. Simeon George, M.D. is the manager of SR One Management. SR One Co-Invest II Manager, LLC (SR One Co-Invest Manager) is the managing member of SR One Co-Invest. SR One Management is the managing member of SR One Co-Invest Manager. Jill Carroll is a Partner at SR One Capital Management, LP, an entity affiliated with SR One Fund and SR One Co-Invest, and a member of our board of directors, and has no voting or dispositive power with respect to any of the above referenced shares and disclaims beneficial ownership of such shares except to the extent of her pecuniary interest therein. All indirect holders of the above referenced shares disclaim beneficial ownership of all applicable shares except to the extent of their pecuniary interest therein. The address for these entities is 985 Old Eagle School Road, Suite 511, Wayne, PA 19087.
(2)
Consists of 4,745,262 shares of common stock held by New Enterprise Associates 15, L.P. (NEA 15). NEA Partners 15, L.P. (NEA Partners 15) is the sole general partner of NEA 15. NEA 15 GP, LLC (NEA 15 LLC) is the sole general partner of NEA Partners 15. Forest Baskett, Anthony A. Florence, Jr., Mohamad Makhzoumi, Scott D. Sandell and Peter Sonsini are the managers of NEA 15 LLC. The address for these entities is 1954 Greenspring Drive, Suite 600, Timonium, MD 21093. Dr. Behbahani is a General Partner at New Enterprise Associates, Inc. and a member of our board of directors, and has no voting or dispositive power with respect to any of the above referenced shares and disclaims beneficial ownership of such shares except to the extent of his respective pecuniary interest therein. All indirect holders of the above referenced shares disclaim beneficial ownership of all applicable shares except to the extent of their pecuniary interest therein.
(3)
Consists of 3,478,261 shares of common stock held by Gilead Sciences, Inc. (Gilead). Gilead has the sole power to vote and dispose these shares, and no person or entity is deemed to have any beneficial ownership or reportable pecuniary interest in the shares held by Gilead. The address for Gilead is 333 Lakeside Drive, Foster City, California 94404.
(4)
Consists of (i) 2,213,668 shares of common stock issuable pursuant to options held directly by Mr. Elghandour exercisable within 60 days of April 14, 2023, of which 1,111,603 are vested as of such date and the remainder of which may be exercised for shares of restricted stock with the same vesting schedules as would have applied to such shares under the options and (ii) 38,769 shares of common stock held directly by Mr. Elghandour. This does not include 1,163,437 restricted stock units to be settled for shares of common stock held directly by Mr. Elghandour. See the section title “Executive Compensation—Employment Arrangements with Our Named Executive Officers—Rami Elghandour” for vesting details of such restricted stock units.
(5)
Consists of (i) 59,846 shares of common stock issuable pursuant to options held directly by Ms. Gilson exercisable within 60 days of April 14, 2023 and (ii) 22,428 restricted stock units to be settled for shares of common stock which will vest within 60 days of April 14, 2023.
(6)
Consists of (i) 373,279 shares of common stock issuable pursuant to options held directly by Dr. Heery exercisable within 60 days of April 14. 2023, of which 150,795 are vested as of such date and the remainder of which may be exercised for shares of restricted stock with the same vesting schedule as would have applied to such shares under the option and (ii) 15,589 shares of common stock held directly by Dr. Heery.
(7)
Consists of (i) 134,337 shares of common stock issuable pursuant to options held directly by Mr. Lubner exercisable within 60 days of April 14, 2023, of which 56,054 are vested as of such date and the remainder of which may be exercised for shares of restricted stock with the same vesting schedules as would have applied to such shares under the options and (ii) 21,659 shares of common stock held directly by Mr. Lubner.
(8)
Consists of 99,543 shares of common stock issuable pursuant to options held directly by Dr. Patel exercisable within 60 days of April 14, 2023, of which 29,636 are vested as of such date and the remainder of which may be exercised for shares of restricted stock with the same vesting schedule as would have applied to such shares under the option.
(9)
Consists of 18,402 shares of common stock issuable pursuant to an option held directly by Ms. Ware exercisable within 60 days of April 14, 2023.
(10)
Consists of 16,721,050 shares of common stock beneficially owned by our current directors and executive officers, of which (i) 13,799,547 are shares of common stock, (ii) 2,899,075 are shares of common stock issuable pursuant to options exercisable within 60 days of April 14, 2023, of which approximately 1,348,088 are vested as of such date and the remainder of which may be exercised for shares of restricted stock with the same vesting schedules as would have applied to such shares under the options, and (iii) 22,428 restricted stock units to be settled for shares of common stock which will vest within 60 days of April 14, 2023.

RELATED PERSON TRANSACTIONS

Other than compensation arrangements, including employment, termination of employment and change in control arrangements, with our directors and executive officers, the following is a description of each transaction since January 1, 2021 and each currently proposed transaction in which:

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We have been or are to be a participant;

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The amount involved exceeded or exceeds $120,000; and

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Any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Series C Preferred Stock Financing

In March, April and June 2021 we issued and sold an aggregate of 10,396,707 shares of our Series C redeemable convertible preferred stock (Series C Preferred Stock) at a purchase price of $11.55 per share for an aggregate purchase price of approximately $120 million. These shares of Series C Preferred Stock converted into an aggregate of 10,396,707 shares of common stock upon the completion of our initial public offering. The table below sets forth the number of shares of Series C Preferred Stock sold to our directors, executive officers and holders of more than 5% of our capital stock:

Investor	Affiliated Director(s) or Officer(s)	Shares of Series C Preferred Stock	Total Purchase Price
New Enterprise Associates 15, L.P.	Ali Behbahani	1,732,786	$20,000,001
Novo Holdings A/S	Raymond Camahort	433,196	$5,000,001
SR One Capital Fund I Aggregator, L.P.	Jill Carroll	649,795	$7,500,000
SR One Co-Invest II, LLC	Jill Carroll	433,196	$5,000,001
Takeda Ventures, Inc.	—	86,639	$1,000,001
David Lubner	—	21,659	$250,000

Investors’ Rights Agreement

We are party to an amended and restated investors’ rights agreement with certain holders of our capital stock, including New Enterprise Associates 15, L.P., NEA Ventures 2016, L.P., SR One Capital Fund I Aggregator, L.P., and SR One Co-Invest II, LLC. Under our investors’ rights agreement, certain holders of our capital stock have the right to demand that we file a registration statement or request that their shares of our capital stock be covered by a registration statement that we are otherwise filing (the IRA Registration Rights), in each case as described below. We will pay all expenses relating to the registrations described below, subject to specified limitations. The IRA Registration Rights terminate upon the earliest of (1) the date that is five years after the completion our initial public offering, (2) immediately prior to the completion of certain liquidation events and (3) as to a given holder of the IRA Registration Rights, the date when such holder of such IRA Registration Rights can sell all of such holder’s registrable securities during any three-month period pursuant to Rule 144 promulgated under the Securities Act.

The holders of a majority of the shares having the IRA Registration Rights then outstanding can request that we file a registration statement to register the offer and sale of their shares. We are only obligated to effect up to two such registrations. Each such request for registration must cover securities the anticipated aggregate gross proceeds of which is at least $5 million. These demand registration rights are subject to specified conditions and limitations, including the right of the underwriters to limit the number of shares included in any such registration under certain circumstances. If we determine that it would be materially detrimental to us and our stockholders to effect such a demand registration, we have the right to defer such registration, not more than once in any twelve-month period, for a period of up to 60 days.

At any time when we are eligible to file a registration statement on Form S-3, the holders holding the IRA Registration Rights can request that we register the offer and sale of their shares of our common stock on a registration statement on Form S-3 so long as the request covers securities the anticipated aggregate public offering price of which, net of selling expenses, is at least $1 million. These stockholders may make an unlimited number of requests for registration on a registration statement on Form S-3. However, we will not be required to effect a registration on Form S-3 if we have effected two such registrations within the twelve-month period preceding the date of the request. These Form S-3 registration rights are subject to specified conditions and limitations, including the right of the underwriters to limit the number of shares included in any such registration under certain circumstances. Additionally, if we determine that it would be seriously detrimental to us and our stockholders to effect such a demand registration, we have the right to defer such registration, not more than once in any twelve-month period, for a period of up to 60 days.

If we propose to register the offer and sale of shares of our common stock under the Securities Act of 1933, as amended (the Securities Act), all holders of the IRA Registration Rights can request that we include their shares in such registration, subject to certain marketing and other limitations, including the right of the underwriters to limit the number of shares included in any such registration statement under certain circumstances. As a result, whenever we propose to file a registration statement under the Securities Act, other than with respect to (1) a registration related to any employee benefit plan or a corporate reorganization or other transaction covered by Rule 145 promulgated under the Securities Act, (2) a registration relating to the offer and sale of debt securities, (3) a registration on any registration form that does not permit secondary sales or (4) a registration pursuant to the demand or Form S-3 registration rights described in the preceding two paragraphs above, the holders of these shares are entitled to notice of the registration and have the right, subject to certain limitations, to include their shares in the registration.

Indemnification Agreements

We have entered, and intend to continue to enter, into separate indemnification agreements with each of our directors and executive officers, in addition to the indemnification provided for in our amended and restated certificate of incorporation and bylaws. The indemnification agreements and our amended restated certificate of incorporation and amended and restated bylaws require us to indemnify our directors, executive officers and certain controlling persons to the fullest extent permitted by Delaware law. See the section titled “Executive Compensation—Limitation of Liability and Indemnification” for additional information.

Participation in Our Initial Public Offering

Entities affiliated with SR One Capital Fund I Aggregator, L.P., a holder of more than 5% of our common stock, purchased 1,666,667 shares of our common stock in our initial public offering at a price of $15 per share.

Entities affiliated with New Enterprise Associates 15, L.P., a holder of more than 5% of our common stock, purchased 1,583,333 shares of our common stock in our initial public offering at a price of $15 per share.

Novo Holdings A/S., then a holder of more than 5% of our common stock, purchased 833,333 shares of our common stock in our initial public offering at a price of $15 per share.

At our request, the underwriters of our initial public offering in February 2022 reserved up to 5% of the shares of common stock that were offered for sale, at the initial public offering price, to our officers, directors, employees, business associates and related persons.

Participation in Our Secondary Public Offering

Entities affiliated with New Enterprise Associates 15, L.P., a holder of more than 5% of our common stock, purchased 312,500 shares of our common stock in our secondary public offering at a price of $16.00 per share.

Relationship and transactions with Gilead and Kite

We are parties to the following agreements with Kite Pharma, Inc., a Gilead Company (Kite) and Gilead Sciences, Inc. (Gilead), a beneficial holder of more than 5% of our capital stock:

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Collaboration and License Agreement entered into on December 9, 2022 between us and Kite, pursuant to which we received a $225 million upfront cash payment in February 2023. Arcellx will be eligible to receive up to approximately $3.9 billion in clinical, regulatory, and commercial milestone payments. In the United States, Arcellx and Kite will equally share profits and losses from the commercialization of Arcellx’s CAR T-cell therapy product known at Arcellx as “CART-ddBCMA,” which is currently the subject of Arcellx’s iMMagine-1 program and any next generation autologous CAR T-cell therapy products utilizing the D-domain BCMA binder for which Arcellx has exercised its option to co-promote (the Co-Promote Products). For Co-Promote Products outside of the United States and for any Licensed Product that is not a Co-Promote Product (the Non-Co-Promote Products), Arcellx will be eligible for tiered royalties in the low to mid teen percentages.
•
Common Stock Purchase Agreement entered into on December 8, 2022 between us and Gilead, pursuant to which Gilead purchased 3,478,261 shares for approximately $100 million on January 30, 2023. Following Gilead’s purchase of such shares and as of April 14, 2023, Gilead holds approximately [7.31]% of our outstanding common stock.
•
Standstill and Stock Restriction Agreement entered into on December 8, 2022 between us and Gilead, pursuant to which Gilead agreed to certain transfer and standstill restrictions. In addition, Gilead is entitled to certain registration rights with respect to the shares held by Gilead following termination of the transfer restrictions; following the termination of such transfer restrictions, Gilead can request that we file a registration statement to register the offer and sale of their shares. These demand registration rights are subject to specified conditions and limitations, including the right of the underwriters to limit the number of shares included in any such registration under certain circumstances. If we determine that it would be materially detrimental to us and our stockholders to effect such a demand registration, we have the right to defer such registration, not more than once in any twelve-month period, for a period of up to 60 days. We will pay all expenses relating to any such registration, subject to specified limitations, and Gilead’s registration rights will terminate upon the date when Gilead can sell all of its registrable securities without restriction pursuant to Rule 144 promulgated under the Securities Act.

Related Party Transaction Policy

Our audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. The charter of our audit committee provides that our audit committee shall review and approve in advance any related party transaction.

Our board of directors has adopted a formal written policy providing that we are not permitted to enter into any transaction that exceeds $120,000 and in which any related person has a direct or indirect material interest without the consent of our audit committee. In approving or rejecting any such transaction, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to our audit committee, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

OTHER MATTERS

Stockholder Proposals or Director Nominations for 2024 Annual Meeting

If a stockholder would like us to consider including a proposal in our proxy statement for our 2024 annual meeting pursuant to Rule 14a8 of the Exchange Act, then the proposal must be received by our corporate secretary at our principal executive offices on or before January 2, 2024. In addition, stockholder proposals must comply with the requirements of Rule 14a8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Arcellx, Inc.
Attention: Corporate Secretary
25 West Watkins Mill Road, Suite A
Gaithersburg, Maryland 20878

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2024 annual meeting, the stockholder must provide timely written notice to our corporate secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our amended and restated bylaws. To be timely, a stockholder’s written notice must be received by our corporate secretary at our principal executive offices:

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no earlier than 8:00 a.m., Eastern Time, on February 16, 2024, and
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no later than 5:00 p.m., Eastern Time, on March 15, 2024.

In the event that we hold our 2024 annual meeting more or less than 25 days after the one-year anniversary of this year’s annual meeting, then such written notice must be received by our corporate secretary at our principal executive offices:

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no earlier than 8:00 a.m., Eastern Time, on the 120th day prior to the day of our 2024 annual meeting, and
•
no later than 5:00 p.m., Eastern Time, on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, then we are not required to present the proposal for a vote at such annual meeting.

Section 16(a) Reporting Officers

Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than 10% of our common stock, file reports of ownership and changes in ownership with the SEC. Based on our review of such filings and written representations from certain reporting persons that no Form 5 is required, we believe that during the fiscal year ended December 31, 2022, all directors, executive officers and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

2022 Annual Report

Our financial statements for our fiscal year ended December 31, 2022 are included in our annual report, which we will make available to stockholders at the same time as this proxy statement. Our proxy materials and our annual report are posted on our website at https://ir.arcellx.com/financials/sec-filings and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report, free of charge, by sending a written request to Arcellx, Inc., 25 West Watkins Mill Road, Suite A, Gaithersburg, Maryland 20878, Attention: Investor Relations.

Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

* * *

The board of directors does not know of any other matters to be presented at the annual meeting. If any additional matters are properly presented at the annual meeting, the persons named in the proxy will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the annual meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

Gaithersburg, Maryland

May 4, 2023

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: Arcellx, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 14, 2023 TIME: Tuesday, June 13, 2023 1:00 PM, Eastern Time PLACE: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/ACLX for more details This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Rami Elghandour, Michele Gilson, and Maryam Abdul-Kareem (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Arcellx, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE P.O. BOX 8016, CARY, NC 27512-9903 INTERNET Go To: www.proxypush.com/ACLX • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-460-4988 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided You must register to attend the meeting online and/or participate at www.proxydocs.com/ACLX

Arcellx, Inc. Annual Meeting of Stockholders Please make your marks like this: X THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ALL THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect two Class I directors to hold office until our 2026 annual meeting of stockholders and until their respective successors are elected and qualified. FOR WITHHOLD 1.01 Ali Behbahani, M.D #P2# #P2# FOR 1.02 Derek Yoon #P3# #P3# FOR FOR AGAINST ABSTAIN 2. To amend the Company's certificate of incorporation to reflect new Delaware law provisions regarding officer exculpation. #P4# #P4# #P4# FOR 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. #P5# #P5# #P5# FOR Note: In their discretion, the proxies are authorized to vote upon such other business that may properly come before the annual meeting or any adjournments or postponements thereof. You must register to attend the meeting online and/or participate at www.proxydocs.com/ACLX Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Proposal_Page - VIFL Date Signature (if held jointly) Date

APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

Arcellx, INC.

Arcellx, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), certifies that:

1.
The Company was originally incorporated under the name of Encarta Therapeutics, Inc., and the original Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on December 18, 2014. The Corporation filed an Amended and Restated Certificate of Incorporation changing its name to Arcellx, Inc., which was filed with the Secretary of State of the State of Delaware on February 8, 2022.
2.
This Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Arcellx, Inc. has been duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware, by the Board of Directors and the stockholders of the Corporation.
3.
Section 1 of Article IX of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

“Section 1. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended from time to time, a director or officer of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Company, as applicable, shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by a duly authorized officer of the Corporation, on ____________, 2023.

By:

Rami Elghandour

President, Chief Executive Officer and Chairman